Research and Development Expenses	6 Months Ended
Jun. 30, 2024
Research and Development Expenses [Abstract]
Research and development expenses
5.	Research and development expenses

Research and development expenses incurred for the three months ended June 30, 2024 decreased by €0.9 million compared to the three months ended June 30, 2023. For the six months ended June 30, 2024 these expenses decreased by €8.3 million compared to the six months ended June 30, 2023. The decrease for the three and six month ended June 30, 2024 is primarily due to higher third-party expenses incurred during the first half of 2023 in connection with the company’s efforts to develop the commercial manufacturing process, and to obtain an EUA, for GOHIBIC (vilobelimab). The decrease of third-party expenses is offset by an increase of personnel expenses by €1.2 million. This increase is attributed to higher stock-based compensation expenses.